EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Quarterly Report on Form 10-Q of Presstek, Inc. (the “Company”) for the period ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Edward J. Marino, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

November 10, 2005	/s/ Edward J. Marino
Edward J. Marino
President and Chief Executive Officer (Principal Executive Officer)